WESTERN ASSET FUNDS, INC.

Supplement to the Prospectus dated

August 1, 2008

The following information supplements the “Fees and Expenses” tables that are included in the Portfolios’ prospectus:

Expense ratios for the current fiscal year may be higher than those shown in the “Fees and Expenses” tables – for example, if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

This supplement should be retained with your Prospectus for future reference.

This supplement is dated June 19, 2009.

WASX011889